TIMBER PHARMACEUTICALS

Corporate Overview

June 2023

Safe Harbor Statement

Certain statements contained in this PowerPoint presentation describing Timber's technology and development program, including, without limitation, statements containing the words "expects," "anticipates," "believes," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties that could cause actual future results and events to differ materially from those currently anticipated, including risks discussed in Timber's most recent Annual Report on Form 10-K and any subsequent filings with the Securities and Exchange Commission. Potential investors are cautioned not to place undue reliance on these forward-looking statements.

Timber Pharmaceuticals is a specialty pharmaceutical company devoted to transforming the lives of patients with **rare, high impact dermatologic diseases** by utilizing advanced **translational science**.



Timber Business Strategy in Rare Dermatologic Diseases

Focused on Orphan Drug Indications and Leveraging the 505(b)(2) pathway

Why Orphan Drugs?	*Why* Leverage the 505(b)(2) Pathway?

• Timber can be first to market by pursuing conditions for which there are no current FDA approved treatments
• Requires potentially smaller and less costly drug trials with greater flexibility from the FDA
• Orphan Drug Market Exclusivity limits additional market entrants
  ◦ 7 years in U.S., 10 years in E.U. and Japan
	• Bypasses Phase 1 trials by utilizing proven drugs and mechanisms of action
	  ◦ Safety and efficacy already established in the referenced drug
	  ◦ Can immediately begin Phase 2 studies
	• Potentially mitigates risk from a CMC, Safety and clinical development standpoint
	• Greater flexibility from the FDA

Investment Highlights

- **Positioning to become a leading rare disease dermatology company** with a focus on rare and orphan dermatologic diseases, led by a management team with a proven track record in development and commercialization
- **Lead product candidate TMB-001 has achieved multiple FDA Milestones**
  - Breakthrough therapy status received in May 2022; Fast track designation awarded in April 2022
  - EU Orphan Drug Designation (ODD) granted for ARCI and X-linked Ichthyosis
  - Phase 3 ASCEND study initiated in June 2022 with top-line data on the primary endpoint expected in early Q1 2024
    - Patient recruitment proceeding in line with Company expectations
  - Phase 2b CONTROL study completed in October 2021, and positive data was published in the Journal of the American Academy of Dermatology (JAAD) in Q4 2022
    - Data demonstrated reduction in targeted and overall severity of CI in patients treated with topical IPEG™ TMB-001 0.05% without significant safety concerns
- **Large market opportunity for TMB-001**
  - U.S. market estimated at $250 million annually at peak*
  - Recently granted patents provide strong IP protection; additional patents pending
  - Additional market expansion potential in rare and/or broader dermatology indications
- **$5.2 million cash position as of March 31, 2023**

* Based on Timber estimates

TIMBER PHARMACEUTICALS

Product/Indication

Preclinical | Phase 1 | Phase 2a | Phase 2b | Phase 3

Strategic Programs

TMB-001 (topical isotretinoin)
Congenital ichthyosis[1]

TMB-003 (topical Sitaxsentan)
Sclerotic skin diseases[2]

Non-Strategic Programs

BPX-01 (topical minocycline, 2%)
Acne vulgaris

BPX-04 (topical minocycline, 1%)
Papulopustular rosacea

[1] Indications under consideration include Darier's Disease, Severe Acne and/or Sebaceous Hyperplasia
[2] Initially to be investigated in Lichen Sclerosis; additional indications may include Localized Scleroderma, Scarring Alopecia and Hypertrophic/Keloid Scars

TMB-001 – Topical Isotretinoin

Phase 3 Program targeting Moderate to Severe Congenital Ichthyosis (CI)



Congenital Ichthyosis is a rare disorder of keratinization affecting ~ 80,000 people in the U.S. and >1.5 million globally

Quality of life is significantly affected

- Skin inflammation and fragility, pruritus, fissuring and cracking of thickened skin, ectropion, anhidrosis, and in some severe cases, an increased susceptibility to infection
- In Lamellar Ichthyosis, almost the whole body can be covered and the negative impact to patients' quality of life can be severe

No FDA Approved treatments

- **There is no cure for CI.** Treatment for CI focuses on managing symptoms (i.e., emollients with or without keratolytic agents) and in reducing scaling and/or skin lubrication with both systemic and topical treatments.

TMB-001 - Topical Isotretinoin in CI

Patented topical formulation that minimizes systemic absorption, thereby allowing for chronic treatment

- Isotretinoin is well known as the most effective therapy for several skin conditions, including ichthyosis, but it is not approved for CI and is only available orally, where high dose, chronic oral therapy cannot be tolerated due to systemic toxicity
- TMB-001 utilizes patented IPEG™ delivery system to target isotretinoin delivery to the epidermis and dermis which minimizes systemic absorption and removes irritating excipients
- We believe TMB-001 has strong market protection
  - Orphan exclusivity once granted - 7 years in U.S. and 10 years in E.U. and Japan
  - Patents awarded for formulation and method of use, additional patents pending in multiple jurisdictions


Treatment of ichthyosis with isotretinoin

Unmet Need:

An efficacious and safe treatment that can be used long term to cover a large body surface area.

TMB-001 – All retinoids are not the same

- **Drug Substance Safety and Efficacy**
  - Tretinoin and Acitretin: narrower therapeutic window than isotretinoin, issues with ethanol conversion of acitretin; prolonged (2-3 year) hepatic storage
  - Isotretinoin: 5 biologically active metabolites gives broader spectrum of activity; effects outside of RXR and RAR receptors (e.g., influences cell-cycle progression, results in suppression of sebaceous gland activity, reduction of sebum production, comedogenesis, and inflammation)

- **Drug Product Safety and Efficacy**
  - TMB-001: maximize delivery of isotretinoin while minimizing systemic absorption (lower than topical tretinoin or tazarotene)
    - Other topical isotretinoin formulations marketed may contain ~97% ethanol; poor penetration to pathologic layers of skin
    - TMB-001: 10-fold greater penetration to dermis and epidermis without clinically significant systemic absorption
    - Trial studying Trifarotene (Aklief™) in CI was terminated for futility September 2021

TMB-001 – Phase 2a Proof of Concept Trial in CI

- Randomized, double-blind, placebo controlled, bilateral comparison (e.g., left arm vs. right arm) in **ages 12 and up**
  - 19 patients; **area of treatment ≥150 cm², each area ≤6% Body Surface Area (BSA)**(treatment no more than 12% BSA)
  - **0.1% and 0.2%** strengths of TMB-001
- Two Part Study
  - Part 1 (Weeks 0-8) – One side treated with Active, the other side treated with Vehicle
  - Part 2 (Weeks 8-12) – Both sides treated with Active

A)


PAT-001 0.1% - baseline
Vehicle - baseline
PAT-001 0.1% - 8 weeks
Vehicle - 8 weeks

Pharmacokinetics-Phase 2a Trial

	PAT-001 0.1% (n = 2) Mean (SD)	PAT-001 0.2% (n = 3) Mean (SD)
Single dose concentration (ng/ml)		
Isotretinoin		
Predose	1.495 (0.672)	2.480 (1.795)
1 hour	1.500 (0.651)	2.227 (1.373)
2 hour	1.425 (0.530)	2.120 (1.226)
3 hour	1.370 (0.297)	2.063 (1.533)
4 hour	1.630 (0.651)	2.147 (1.440)
Tretinoin		
Predose	1.365 (0.035)	1.577 (0.371)
1 hour	1.445 (0.120)	1.773 (0.397)
2 hour	1.405 (0.021)	1.530 (0.260)
3 hour	1.335 (0.035)	1.470 (0.226)
4 hour	1.375 (0.078)	1.453 (0.363)
Trough concentration (ng/ml)		
Isotretinoin		
Day 8	1.265 (0.205)	2.220 (1.153)
Day 15	1.375 (0.106)	2.270 (0.481)[a]
Day 29	1.470 (0.339)	2.157 (0.837)
Day 57	1.575 (0.248)	2.055 (0.700)[a]
Day 84	1.910 (0.721)	2.064 (1.607)[a]
Tretinoin		
Day 8	1.250 (0.057)	1.673 (0.460)
Day 15	1.290 (0.113)	1.700 (0.311)[a]
Day 29	1.305 (0.050)	1.817 (0.584)
Day 57	1.275 (0.078)	1.810 (0.382)[a]
Day 84	1.465 (0.092)	1.610 (0.509)[a]

[a]n = 2.
SD, standard deviation.

- Small number of subjects
- Very low systemic absorption over 90-day study period.
- Only representative of 6-12% BSA application; maximal use study (n=32) will require subjects demonstrate 75-90% BSA involvement.
- Modeling supports maximal serum concentrations with TMB-001 0.05% twice a day of **26-30 ng/ml** (compared to **400-800** ng/ml for oral isotretinoin 80 mg.

TMB-001 – Phase 2b CONTROL study

CONTROL Study



Screening for eligibility ≤90 days
Eligibility criteria
• ≥9 years of age
• Clinical and genetic diagnosis of ARCI-LI or XLRI
• 10%–90% BSA affected by CI
• ≥2 (out of 4) VIIS[1] assessment areas with a scaling score ≥3
XLRI subtype
ARCI-LI subtype
Randomization 1:1:1
TMB-001 0.05% BID 12 weeks
TMB-001 0.1% BID 12 weeks
Vehicle BID 12 weeks
Primary efficacy endpoint:
• Proportion of VIIS-50* responders at Week 12
Key secondary efficacy endpoints:
• Proportion of responders with ≥2-grade IGA score reduction at Week 12
• Time to VIIS-50
Safety endpoints:
• Incidence of any local and systemic AEs
• LSRs (burning/stinging, erythema, erosions, and edema)
• Changes from baseline in vital signs
• Changes from baseline in clinical laboratory assessments

[1]Marukian NV, et al. J Invest Dermatol. 2017; 137:1834-41.

*VIIS-50 was defined as ≥50% reduction relative to baseline in the sum of scores for VIIS scaling target sites that had baseline scores ≥3.

AE, adverse event; ARCI-LI, autosomal recessive CI-lamellar ichthyosis; BID, twice daily; BSA, body surface area; CI, congenital ichthyosis; IGA, Investigator Global Assessment; LSR, local skin reaction; VIIS, Visual Index for Ichthyosis Severity; VIIS-50, ≥50% reduction in VIIS; XLRI, X-linked recessive ichthyosis.

“They called him ‘Lizard Skin.’ Now he’s a N.J. med student confronting the condition that haunted him.”

“Growing up, he knew he was different. All he had to do was look at his skin. Other kids didn’t have large, fish-like scales running up and down their limbs. Their skin didn’t itch and burn constantly. Their legs didn’t look like a cracked desert landscape. And they didn’t require globs of moisturizer just for the barest measure of relief’.”

“…entered a phase 2b clinical trial by Timber Pharmaceuticals in the hopes of finding a new treatment. He said he experienced ‘almost a night and day difference after using their topical ointment’.”

Article by Spencer Kent for NJ.com published 09/1/2022

TMB-001 CONTROL Study - Efficacy

Per Protocol


Percentage of Subjects Achieving VIIS-50 (PP; n=20)

100% of the Per Protocol Population in 0.05% dose **achieved a 50% reduction** in VIIS score versus 40% in the vehicle group *(nominal p=.04)*


Percentage of Subjects Achieving IGA Success (PP; n=20)

100% of the Per Protocol Population in 0.05% dose **achieved a 2 point reduction** in IGA versus 10% in the vehicle group *(nominal p=.002)*

TMB-001 CONTROL Study - Efficacy

Intent to Treat (ITT)


Percentage of Subjects Achieving VIIS-50 (ITT; n=33)

64% of the ITT Population in 0.05% dose **achieved a 50% reduction** in VIIS score versus 33% in the vehicle group *(nominal p=.17)*


Percentage of Subjects Achieving IGA Success (ITT; n=33)

55% of the ITT Population in 0.05% dose **achieved a 2 point reduction** in IGA versus. 8% in the vehicle group *(nominal p=.02)*

TMB-001 – Phase 2b CONTROL study

Lamellar Ichthyosis (TGM1) 39 year old patient - 0.05% treatment arm (responder)

CONTROL Study

Baseline VIIS 4



V6 EOS VIIS 2



TMB-001 – Phase 2b CONTROL study

Lamellar Ichthyosis (ALOX12B) 21 year old patient - 0.05% treatment arm (responder)

Baseline- lower leg




→||←=1mm

EOS V6- lower leg



TMB-001 – Phase 2b CONTROL study

CONTROL Study

X-Linked Ichthyosis 54 year old patient - 0.05% treatment arm (responder)

Baseline- right foot


→||←=1mm

EOS V6- right foot


8
→||←=1mm

TMB-001 – Phase 2b CONTROL study

Local Skin reactions – TMB-001 0.05%

- The four most expected skin reactions were continuously evaluated: Burning/Stinging, Erythema, Edema and Erosions
- While present 2 weeks into treatment, severity and frequency of both Erythema and Burning/Stinging reduced over time


ERYTHEMA (REDNESS)
Erythema (redness) Day 15
Erythema (redness) Day 85
0%
0%
0%
64%
55%
27%
45%
8%
NONE
MILD
MODERATE
SEVERE


BURNING/STINGING
Burning/Stinging Day 15
Burning/Stinging Day 85
27%
78%
46%
11%
18%
0%
9%
11%
NONE
MILD
MODERATE
SEVERE

TIMBER PHARMACEUTICALS

"His inability to sweat also means that Peyton is unable to play many sports or exercise for long periods of time. 'Outdoor activities are hard for Peyton; we know he tires easily and can become overheated quickly,' his mother said. Peyton avoids most outdoor activities and does not play sports."

"..as for the trial, 'it was like magic for Peyton,' Fleagle continued. The first few weeks were difficult as Peyton's skin did get worse before it got better. 'This was because his skin had to shed all of his scales before the healthy new skin could come through,' she explained. 'As the scales shed, it revealed healthy, scale-free skin. By the end of the trial, Peyton looked like he did not even have ichthyosis'."

"'He knows who he is': Agawam's Peyton Fleagle raises awareness for rare skin condition."
Article by Cori Urban The Republican published 12/15/2022

TMB-001 - Key Lessons learned from Phase 2b

Assessing Severity

Both VIIS-50 and IGA ≥2 point improvement indicate improvement with TMB-001; improvements in VIIS and IGA correlate well

Age and Subtype

No noted safety difference between adults and children. Genetic mutations (X-linked and ARCI) do not impact efficacy

Safety and Efficacy

Time to response and durability of response. LSRs decrease in severity and frequency with continued use.

Enroll and Retain

Use of eConsent, at home genetic testing, virtual visits and reimbursement for travel

Compliance

All patients who maintain ≥80% compliance manifest better long-term results. Some with <80% compliance improve. Minimizing LSRs will increase compliance.

IGA primary endpoint
Induction period of QD + emollient
LSR Management
Ages 6 and above, X-linked and ARCI (9 different genotypes)

TMB-001 – Anticipated Regulatory Milestones to U.S. Launch

Phase 3 study start	Enrollment end	Study end	Clinical data	Final NDA Submission	PDUFA*
First Subject Consented to the Study.	Last Subject randomized in Efficacy arm	Last Subject Last Visit	Database Lock and Key Endpoint Results	Final document submitted in rolling submission	6 months following Priority Review (if received)
June 2022	Sept 2023	Mar 2024	May 2024	July 2024	Jan 2025

*PDUFA=Prescription Drug User Fee Act

ASCEND

STUDY


WASHINGTON
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
OREGON
IDAHO
WYOMING
NEBRASKA
IOWA
WISCONSIN
MICHIGAN
NEW YORK
MAINE
United States
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
ILLINOIS
OHIO
KENTUCKY
TENNESSEE
OKLAHOMA
ARKANSAS
NEW MEXICO
ALABAMA
GEORGIA
LOUISIANA


Amsterdam
Netherlands
London
Germany
Belgium
Luxembourg
Prague
Czechia
Munich
Vienna
Slovakia
Budapest
Austria
Hungary
France
Switzerland
Milan
Slovenia
Croatia
Monaco
Italy
Andorra
Barcelona
Rome
Sarajevo

TMB-001 – Phase 3 ASCEND study

N=142 subjects (110 in main study, 32 in Maximal Use Study)

The Phase III Study is designed in three periods

- **Period 1 – Induction (3 weeks):**
  At the beginning of the 3-week Induction Period, eligible subjects will be randomized (2:1 ratio) to either TMB-001 0.05% once-a-day (QD) or Vehicle QD treatment, with use of mandatory standardized bland emollient (Cetaphil™) provided by the Sponsor.
- **Period 2 – Treatment (9 weeks):**
  The dosing frequency in the 9-week treatment period will be increased in each treatment group to TMB-001 0.05% BID or Vehicle BID. Mandatory bland emollient will be discontinued.
- **Period 3 – Maintenance (12 weeks):**
  At Week 12, eligible subjects in the TMB-001 treatment group will be randomized (1:1 ratio) to an open-label treatment with TMB-001 0.05% BID or TMB-001 0.05% QD. To be eligible, subjects must have achieved a ≥1-point reduction in IGA score from Baseline. Subjects with less than a 1-point reduction in IGA score from Baseline will be discontinued from the study.

  Vehicle-treated subjects who achieved <1-point reduction in IGA score from Baseline are eligible to cross over to the TMB-001 0.05% BID treatment group. Subjects with a ≥1-point reduction in IGA score from Baseline will be discontinued from the study.



Subjects with ARCI/RXLI
Randomization 2:1 double-blind treatment
Period 1: TMB-001 0.05% QD (3 weeks)
Period 1: Vehicle QD (3 weeks)
Period 2: TMB-001 0.05% BID (9 weeks)
Period 2: Vehicle BID (9 weeks)
≥1-point reduction from Baseline in IGA score after Week 12
<1-point reduction from Baseline in IGA score after Week 12
Randomization 1:1 open-label treatment
Period 3: TMB-001 0.05% QD (12 weeks)
Period 3: TMB-001 0.05% BID (12 weeks)
Optional Maximal Use Arm
PK-assessment TMB-001 0.05% BID (2 weeks)
Follow-up TMB-001 0.05% BID (10 weeks)

Key Efficacy Measurements

ASCEND

Primary Efficacy Endpoint
Comparison of proportions of subjects with ≥2-point changes from Baseline in IGA-scaling and fissuring scores in the Treatment Area at Week 12 between TMB-001 0.05% and vehicle-treated subjects.

Key Secondary Efficacy Endpoints		
Comparison of proportion of subjects with IGA-scaling and fissuring scores of clear or almost clear at Week 12 between TMB-001 0.05% and vehicle-treated subjects	Assessment of IGA-scaling severity sub-scores from Baseline to Week 12 between TMB-001 0.05% and vehicle-treated subjects.	Comparison of proportion of absolute changes from Baseline in IQoL-32 at Week 12 between TMB-001 0.05% and vehicle-treated adult subjects.

Notable Endpoint Changes from Phase 2b Trial

- FDA requirement of both scaling and fissuring sub-scores.
- The differences in proportions of subjects with >4-point improvement from baseline in Worst Itch-Quality of Life (QoL) scores at Week 12 in subjects with baseline Itch-Numeric Rating Scale (I-NRS) of ≥7 between TMB-001 0.05% and vehicle-treated subjects.

Additional analyses beyond those in Phase 2b Trial

- VIIS-50 as well as lesser levels of improvement, e.g. VIIS-25, IGA >1pt.
- Examination of potential for "late responders", i.e. responders beyond 12 weeks.
- First study to examine ideal maintenance strategy for CI subjects and define who may benefit from QD versus BID maintenance.

Multiple Barriers to Entry



- **Orphan exclusivity granted for all three strategic assets**
- **Patents granted and pending globally**
- **Trade secrets in formulation/manufacturing**
  - Cytotoxic, requires containment, photolabile, prone to oxidation, temperature sensitivities, stability challenges, etc.

TMB-001

- WO 2017/074982 A1 – Isotretinoin Formulations and Uses and Methods Thereof
  - 2 Patents granted in the U.S. (U.S. Patent No. 10,933,018 and U.S. Patent No. 11,471,408)
  - Decision of Grant in Japan, EPO and Australia
- Pending applications in Canada, China, EPO, Mexico, South Korea.
- Protection through at least 2035
- Freedom to Operate (FTO) complete
- Further expansion planned around dosing, PK, and other methods of use

TMB-003

- WO 2019/173215 A1 – Compositions and methods for treating cutaneous fibrosis
  - Pending in Australia, Brazil, Canada, China, EPO, Israel, Japan, Korea, and the U.S.
  - Priority date of March 2018
- WO 2019/173219 – Compositions and methods for treating pigmentation disorders
  - Pending in the U.S.
  - Priority date of March 2018
- Landscape search complete
- Expansion planned around dosing, PK, and other methods of use

TMB-001 – Market opportunity

Key considerations

- **Annual peak* U.S. sales conservatively estimated at $250 million for the CI indication by Year 5**
- **Targeted commercial approach**
  - Target physicians focused at major academic centers
  - We believe that a small commercial footprint can achieve close to 100% coverage of the target group
  - Ability to launch at high levels of brand awareness due to organized patient advocacy group and registries
- **Dermatologists already familiar with oral Accutane® / Isotretinoin**
  - Opportunity to offer most effective drug for CI in a safer form
  - Dermatologists like topical drugs due to safety and low risk of drug-to-drug interactions
- **Reimbursement analysis conducted by MMIT in Q1 2023**
  - Managed care stakeholders recognize the clinical burden, unmet medical need, and patient economic burden of CI
  - Though pricing sensitivities differed, all stakeholders expected coverage, but offered no noteworthy distinctions as to preferential management under discounted pricing
  - Pricing sensitivity analysis was conducted.
- **FIRST Patient Advocacy Organization**
  - Building of awareness and coordination amongst Key Opinion Leaders and patients
  - Significant role in the recruitment of patients for the development programs of Timber

**Based on Timber estimates*

TMB-003 - Topical Sitaxsentan

Sclerotic Skin Diseases

TMB-003 Topical Sitaxsentan for Sclerotic Skin Diseases

Highly Selective ET-A inhibitor

- **Sitaxsentan is a highly selective (6,500:1) ET-A receptor antagonist.**
  - It was previously on the market in the E.U., Canada and Australia as an oral treatment for PAH but was voluntarily withdrawn from global market in 2010 due to risks of liver toxicity
  - Demonstrated benefit in cutaneous symptoms associated with connective tissue disease (CTD) in multiple case reports
- **TMB-003**
  - Topical Sitaxsentan in development
    - Systemic safety concerns may be addressed via local administration
  - Belief in strong market protection based on:
    - Method of Use patents pending for conditions of cutaneous fibrosis and hyperpigmentation
    - Orphan Drug Designation (ODD) was granted in Systemic Sclerosis, plan to pursue additional designations in other indications
    - New Chemical Entity (NCE) exclusivity

Role of ET-A Inhibition

- **Endothelin-1 is a potent and long-lasting vasoconstrictor and profibrotic known to play a role in skin fibrosis**
  - Endothelin-1 acts through two receptors, ET-A and ET-B, known to have broadly opposing functions
  - Hypothesized that selectively antagonizing ET-A may lead to more effective reductions in collagen production
- **Endothelin Receptor Antagonists are a class of drugs currently on the market (in oral form) for the treatment of Pulmonary Arterial Hypertension (PAH)**
  - A review of the literature showed no difference in endothelin selectivity in PAH, however in the subset of PAH patients with connective tissue disease, selective ET-A inhibition was beneficial in improving 6-minute walk measurements

Lichen Sclerosis

Rare chronic disease of vulvae and perianal areas which affects approximately 160,000 women in the U.S.*

- **Lichen Sclerosis affects both sexes, but is predominant in women**
  - Prevalence 0.1-1.7% of women; diagnosed more by gynecologists than dermatologists
  - Bimodal presentation: pre-pubertal girls, post-menopausal women
  - Associated with other autoimmune diseases in 28% of women (e.g., morphea, autoimmune thyroiditis, alopecia areata, vitiligo, pernicious anemia)
- **Quality of life can be significantly affected**
  - Disfiguring and extremely pruritic
  - May be precursor to squamous cell carcinoma of the vulva
  - Extremely painful
- **No FDA Approved treatments for any cutaneous symptoms in lichen sclerosis**
  - Ultrapotent corticosteroid ointments (e.g., clobetasol) are primary therapy
    - 96% improvement in symptoms but only 23% of patients return to normal skin, 68% partial return to normal skin

* Based on Timber estimates

TIMBER PHARMACEUTICALS

Scleroderma

Rare connective tissue disorder characterized by abnormal thickening of the skin

- **Two potential markets:**
  - Moderate to Severe Localized Scleroderma which generally only affects the skin
    - More common in children, with a prevalence of approximately 90,000 people in the U.S.
  - Systemic sclerosis where fibrotic changes may affect the connective tissue in the skin plus other organs
    - More common in adults, with a prevalence of approximately 100,000 people in the U.S.
- **Quality of life can be significantly affected**
  - Disfiguring/Extremely painful
  - Can cover joints and cause pain, affect movement / mobility, etc.
- **No FDA Approved treatments for any cutaneous symptoms in scleroderma**
  - Off-label therapies have significant side effects and rarely lead to benefit
  - Bosentan (Tracleer®), a non-selective endothelin receptor antagonist approved in the E.U. for reducing the number of new digital ulcers in patients with systemic sclerosis and ongoing digital ulcer disease



Ref: Progressive CutaneoUS Scleroderma | Consultant360



Leadership Team



John Koconis, MBA, Chairman and CEO

- Seasoned Pharmaceutical executive with over 25 years experience leading successful teams in global markets and having launched multiple market leading products in Dermatology
- President & CEO of LEO Pharma (U.S.), established a market leading dermatology company with focus on Psoriasis and AK
- Global Lead for Dermatology and Respiratory Disease at Sanofi Genzyme, led the Global launch of Dupilumab in AD
- EVP & CCO at Castle Creek Pharmaceuticals, built a rare/orphan dermatology company with a focus on EBS



Alan Mendelsohn, MD, CMO

- Board certified in Pediatrics and Pediatric Cardiology with strong management skills and over 20 years of drug development and medical affairs experience in major pharmaceutical companies
- Associate Vice President of Dermatology Medical Affairs at Sun Pharma, focused on the post-clinical development of Tildrakizumab (ILUMYA), an IL-23p19 inhibitor for patients with moderate to severe plaque psoriasis
- Senior Director, Rheumatology Team Leader, U.S. Medical Affairs at Pfizer leading the U.S. organization in supporting the pre-launch and launch medical activities for Xeljanz (tofacitinib)
- Senior Director of Immunology R&D at Johnson & Johnson/Janssen) in Phase 2/3 clinical trial development for multiple biologic agents targeting rheumatoid arthritis and psoriatic arthritis
- Authored or co-authored over 200 peer reviewed abstracts and manuscripts in the areas of dermatology, rheumatology and cardiology

Leadership Team



Joseph Lucchese, CFO

- Chief Financial Officer of Timber Pharmaceuticals
- Founding member and Managing Director of Oncology Partners; Managing Director at BlueStone Capital Partners, headed the Private Placement desk
- Portfolio Manager and Chief Financial Officer of the MicroCap Fund, a NASDAQ-listed private equity fund that invested in early-stage companies in the healthcare and information technology sectors
- Began career as a member of Chase Manhattan Bank's Merchant Banking Group, part of the team that financed highly leveraged transactions and managed the bank's private equity portfolio



Jessica Bruno-Raiz, MPH, VP Global Program Management and Clinical Operations

- Over 20 years experience working in R&D with a proven track record of influencing global strategy for optimal clinical development.
- Has held roles with increasing responsibilities within Clinical Development/ Clinical Operations where she spearheaded designing, developing and implementing innovative processes, best practice methodologies and strategic initiatives with the aim of identifying efficiencies and optimizing project outcomes
- While at Novartis and GSK, led cross functional teams focused on Phase II/III global clinical studies in Oncology and Rx to OTC switch. Also has held positions in Learning and Development, allowing her to develop a curriculum to educate peers within R&D as well as a Process Improvement Manager with training in Lean Six Sigma

Independent Board of Directors

TIMBER PHARMACEUTICALS



Edward Sitar, CPA

Lead Independent Board Member

Respected expert in SEC reporting and internal controls with extensive financial leadership experience as CFO at several public life sciences companies.



David Cohen, MD

Independent Board Member

Professor of Dermatology at New York University School of Medicine, where he also serves as Chief of Allergy and Contact Dermatitis, Vice Chairman of Clinical Affairs, and Director of Occupational and Environmental Dermatology.



Lubor Gaal, PhD

Independent Board Member

CFO at Targovax ASA, previously Managing Director at Locust Walk and prior Head of Business Development at Almirall, a global leader in Dermatology. Dr. Gaal brings extensive experience in pharmaceutical corporate and business development transactions across various therapeutic areas and geographies



Gianluca Pirozzi, MD, PhD

Independent Board Member

20 years' experience in drug development, currently Senior Vice President, Head of Clinical Development and Translational Sciences at Alexion Pharmaceuticals.

Key Takeaways

Rare, High Need Medical Dermatology	Large Market Potential	Multiple Shots on Goal	De-Risked Portfolio	Management Expertise
• High unmet needs with large market potential • All strategic programs have been granted Orphan Drug status • No approved treatments for indications	• Portfolio of orphan indications • Market expansion potential in additional rare and/or broader dermatology indications for all programs	• Breakthrough therapy status for Topical Isotretinoin for Congenital Ichthyosis • Topical sitaxsentan for sclerotic skin diseases	• Proven mechanisms of action with decades of clinical experience • Well-known CMC and safety profiles • Multiple Regulatory milestones met. Breakthrough designation from FDA. • Derm Carc waiver granted.	• Deep experience in dermatology and rare disease • Independent Board of Directors with life sciences expertise in drug development, dermatology, and finance



TIMBER PHARMACEUTICALS

For additional Investor Information please contact:

John Koconis
Chairman and CEO
jkoconis@timberpharma.com

Stephanie Prince
PCG Advisory
sprince@pcgadvisory.com
(646) 863-6341